U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2009

Gisser Automotive Concepts, Inc.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

333-145181	13-3948927
(Commission File No.)	(IRS Employer Identification No.)

52 Edison Court
Monsey, New York 10952
(845) 356-8008
(Address and telephone number of principal executive offices and place of business)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On July 20, 2009, the Registrant’s Independent Auditor, Ross & Company CPA, PLLC, 636 Veterans Memorial Hwy, Hauppauge, NY 11788, 631-979-3141, notified the Registrant that he declined to stand for re-appointment as the Independent Auditor of the Registrant.

On July 20, 2009, the management of the Registrant engaged Frumkin, Lukin & Zaidman, CPAs P.C., located at 100 North Village Avenue Suite 21, Rockville Centre, NY 11570, 516-766-6635, as its independent auditors to audit its financial statements for the fiscal year ended April 30, 2009.

During the period of his engagement through April 30, 2009, there were no disagreements between Ross & Company CPA, PLLC, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ross & Company CPA, PLLC, would have caused him to make reference to the subject matter of the disagreement in connection with his reports on the Registrant's financial statements.

The Registrant has furnished Ross & Company CPA, PLLC with a copy of this report and has requested him to furnish a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16.1 to this Form 8-K.

(b) Effective July 20, 2009, Frumkin, Lukin & Zaidman, CPAs P.C. was retained as independent auditor of the Registrant for the fiscal year ended April 30, 2009. Prior to the engagement, Registrant did not consult with Frumkin, Lukin & Zaidman, CPAs P.C. regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant’s financial statements, as well did not consult with Frumkin, Lukin & Zaidman, CPAs P.C., as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

16.1          Letter from Ross & Company CPA, PLLC, to the Commission, concerning change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2009	By:	/s/ Daryl K. Gisser
Name: Daryl K. Gisser
Title: Chief Executive Officer, President